                                                                  EXHIBIT 10.8

================================================================================

                             PONTIAC-GMC DIVISION
                  PONTIAC DEALER SALES AND SERVICE AGREEMENT

In reliance upon the agreement by the parties to fulfill their respective commitments, this Agreement, effective JUNE 30, 1997, is entered into by General Motors Corporation, Pontiac ("PONTIAC"), a Delaware corporation, and

   TRANSCAR LEASING,  INC.
   DBA SERRAMONTE PONTIAC-BUICK-GMC                                          , a
   --------------------------------------------------------------------------

     [X]  CALIFORNIA corporation, incorporated on NOVEMBER 20, 1980;
     [_]  proprietorship;
     [_]  partnership;
     [_]  other - specify_______________________________________________________

doing business at 600 SERRAMONTE BLVD.
                  --------------------------------------------------

                  COLMA, CALIFORNIA 94014-3218                       ("Dealer").
                  --------------------------------------------------


                                   PREAMBLE
                                   --------

The future of PONTIAC and PONTIAC dealers depends on setting and meeting high standards of excellence. We will succeed by achieving total customer enthusiasm through selling and servicing vehicles with innovative styling and engineering as well as outstanding performance and roadability.

PONTIAC'S Dealer Sales and Service Agreement is intended to clarify and strengthen the business relationship between PONTIAC and PONTIAC dealers. PONTIAC recognizes the need for open and candid communication with dealers so that mutual goals are achieved. Sharing responsibility and accountability will improve cooperation.

PONTIAC will offer and promote innovative and exciting Products and provide competitive programs and services that assist dealers. Dealers will ethically promote and advertise PONTIAC vehicles and related products and provide quality sales and service through a professional staff that includes knowledgeable and well-trained service technicians and sales personnel.

First                            TERM OF AGREEMENT
-----                            -----------------

This Agreement shall expire on OCTOBER 31, 2000, or ninety days after the death or incapacity of a Dealer Operator or Dealer Owner, whichever occurs first, unless earlier terminated. Dealer is assured the opportunity to enter into a new Dealer Agreement with PONTIAC at the expiration date if PONTIAC determines Dealer has fulfilled its obligations under this Agreement.

Second                   INCORPORATION OF STANDARD PROVISIONS
------                   ------------------------------------

The "Standard Provisions" (Form GMMS 1013) are incorporated as a part of this Agreement.


================================================================================

Eighth                   ADVERTISING AND PROMOTIONAL ACTIVITIES
------                   --------------------------------------

Dealer shall promote the reputation of PONTIAC Products in the conduct of its business. PONTIAC and Dealer shall not use any advertising or promotional activity that may be harmful to that reputation. PONTIAC and Dealer shall not engage in any unethical practices.

Ninth                              TRAINING
-----                              --------

PONTIAC and Dealer agree that professional and knowledgeable sales and service personnel are essential to a satisfactory customer sales and service experience. PONTIAC commits to providing training to its personnel. PONTIAC also agrees to make available new Product and service training to all dealers. Dealer agrees that it will require its personnel to attend training identified by PONTIAC as necessary. If PONTIAC identifies Dealer deficiencies, Dealer agrees that its sales and service personnel will complete courses specified by PONTIAC to address those deficiencies. PONTIAC agrees to consult with the established dealer advisory committee before adopting additional required training. PONTIAC will consider the committee's recommendations as to content, cost and frequency of additional required training.

Tenth                    DEALER FACILITY APPEARANCE
-----                    --------------------------

Customers have high expectations for PONTIAC, its Products and dealers. As the point of customer contact with PONTIAC Products, dealership Premises play a significant role in determining whether a customer's sales and service experience is consistent with these expectations. PONTIAC and Dealer recognize it is essential that PONTIAC'S image and identity be reinforced at the dealership level. Dealer therefore agrees to provide facilities that meet, in appearance and quality, PONTIAC'S reasonable requirements. To assist Dealer, PONTIAC will counsel and advise Dealer concerning facility appearance and design. PONTIAC agrees to consult with the established dealer advisory committee when developing appearance guidelines.

Eleventh                       TOOLS AND EQUIPMENT
--------                       -------------------

PONTIAC and Dealer acknowledge that a properly equipped dealership promotes customer satisfaction and sale of PONTIAC Products. PONTIAC agrees to provide Dealer with lists of essential tools and necessary equipment. PONTIAC will endeavor to select tools and equipment whose acquisition cost is reasonable. Dealer agrees that it will acquire and use essential tools and necessary equipment identified by PONTIAC. PONTIAC agrees to consult with the established dealer advisory committee prior to recommending or requiring tools or equipment other than those determined by PONTIAC to be essential or necessary.

Twelfth                         BUSINESS PLANNING
-------                         -----------------

PONTIAC has established a business planning process to assist dealers. Dealer agrees to prepare and submit any reasonable business plan required by PONTIAC. PONTIAC agrees to provide Dealer with information specific to its dealership and to assist Dealer in its business planning. PONTIAC agrees to improve the business planning process based on experience with it and to consult with the established dealer advisory committee before making substantive changes to the process.

Thirteenth                DEALER SALES AND SERVICE REVIEW
----------                -------------------------------

PONTIAC'S willingness to enter into this agreement with Dealer is based in part on Dealer's commitment to effectively sell and promote the purchase, lease and use of PONTIAC Products in Dealer's Area of Primary Responsibility ("APR"). The success of PONTIAC and Dealer depends to a substantial degree on Dealer's taking advantage of available sales opportunities.

   EXECUTION OF AGREEMENT
   ----------------------

   This Agreement and related agreements are valid only if signed:

     (a) on behalf of Dealer by its duly authorized representative and, in the case of this Agreement, by its Dealer Operator; and

     (b) this Agreement as set forth below, on behalf of PONTIAC by its General Sales and Service Manager and his authorized representative. All related agreements will be executed by the General Sales and Service Manager or his authorized representative.

   TRANSCAR LEASING,  INC.
   DBA SERRAMONTE PONTIAC-BUICK-GMC
   -----------------------------------------------------------------------------
                               Dealer Firm Name

                                                  PONTIAC-GMC DIVISION
                                                  General Motors Corporation



 By /s/                           6/30/97   By /s/
    -------------------------------------     ----------------------------------
    Dealer Operator                  Date     General Sales an Service Manager

                                            By /s/                       7/14/97
                                               ---------------------------------
                                               Authorized Representative    Date

================================================================================


                             PONTIAC-GMC DIVISION
                    GMC DEALER SALES AND SERVICE AGREEMENT


This Agreement, effective JUNE 30, 1997, is entered into by General Motors Corporation, GMC ("GMC"), a Delaware corporation, and

   TRANSCAR LEASING, INC.
   DBA SERRAMONTE PONTIAC-BUICK-GMC                                        , a
   ------------------------------------------------------------------------

     [X]  CALIFORNIA corporation, incorporated on NOVEMBER 20, 1980;
     [_]  proprietorship;
     [_]  partnership;
     [_]  other - specify_______________________________________________________

doing business at 600 SERRAMONTE BLVD.
                  --------------------------------------------------

                  COLMA, CALIFORNIA 94014-3218                       ("Dealer").
                  --------------------------------------------------


                                   PREAMBLE
                                   --------

GMC and its Dealer Partners... Leaders in Delivering Best-In-Class Trucks, Vans and Innovative Services with a Personal Touch Achieving Total Customer Enthusiasm.

To attain these goals, GMC and its Dealer Partners firmly acknowledge:

          That achieving total customer enthusiasm must be the objective of every endeavor;

          That continuous improvement is critical to our ongoing success;

          That teamwork is essential to our survival;

          That mutual trust and respect are absolute.

GMC is committed to providing good value to dealers and customers through sound marketing, sales and service programs, quality products, effective resource deployment, simplified administrative activities, and effective communications.

GMC is committed to building a business relationship of preference for General Motors dealers.

In pursuit of total customer enthusiasm, it is essential that GMC and its Dealer Partners work closely in a spirit of mutual trust and continuous improvement.

This Agreement is founded on these mutually shared business goals, and is based upon certain mutual commitments:


================================================================================

Fifth
-----
                       DEALER SALES AND SERVICE REPORTS
                       --------------------------------

At least once a year GMC will provide to Dealer written reports on Dealer's sales, service and customer satisfaction performance.

The sales report will provide Dealer with specific information relating to the minimum number of retail units GMC expected to register as its percentage of market share and compare Dealer's retail sales to those Expected registrations. A Retail Sales Index of 100 is the minimum standard for Dealer to be considered in compliance with its commitment under Article 5.1 to effectively sell and promote the purchase, lease and use of GMC Products. GMC also expects Dealer to pursue available sales opportunities exceeding the minimum acceptable standard. Dealers authorized to sell and service GMC medium duty product will be provided specific information relating to the total medium truck business available in the Dealer's APR. GMC will review the service and customer satisfaction performance of Dealer and provide Dealer with a written report or reports at least once a year. The reports will be based primarily on customer responses to owner survey questions. GMC will consult with the National Dealer Council before deciding to materially change the way these reports are developed.

Dealer's performance based upon expected performance levels will become the target toward which Dealer attains continuous improvement. The Business Plan provides the process by which Dealer continually improves.

GMC will provide periodic updates of marketing data that reflect market conditions within Dealer's APR.

Sixth
-----
                              CUSTOMER ENTHUSIASM
                              -------------------

GMC and Dealer recognize that it is in our mutual interest to deliver products and services that exceed customer expectations. GMC and Dealer will use the procedures designated in GM's Service Policies and Procedures Manual to resolve customer complaints. Periodically, GMC will survey customers of Dealers to determine their overall satisfaction with their selling and servicing dealer.

GMC will review Dealer's performance of the Standards for customer enthusiasm. At least annually GMC will inform Dealer in writing of its Customer Satisfaction Information ("CSI") for overall satisfaction based upon both purchase/delivery experience and service experience. GMC will relate this index to comparable indices representing local and national geography. If Dealer's index places Dealer in an unsatisfactory position when compared to other dealers for more than one year, Dealer will, at GMC's request, participate in a comprehensive review of Dealer's performance and plan for improvement. Before making any changes to the CSI procedure, GMC will consult with the appropriate Dealer Council committee.

Seventh
-------
                      COMMUNICATIONS/DEALERSHIP EQUIPMENT
                      -----------------------------------

To improve Dealer and GMC communications and customer enthusiasm, and to enhance value to Dealer, Dealer will install and maintain the systems, equipment and supporting software as required by GMC. Such systems, equipment and support software includes but may not be limited to:

     .    Dealer Communication System (DCS) and trained DCS operators
     .    GM Pulsat Network
     .    GM PROSPEC

Ninth
-----

Dealer will prominently use GMC's marks on all Dealer advertising, merchandising and other literature. Dealer will also include GMC in its name whenever Dealer name includes the name of other vehicle name plates or brands.

GMC will consult with the National Dealer Council before deciding to modify facility requirements.

Tenth
-----
                              DEALER ADVERTISING
                              ------------------

GMC supports dealer advertising associations and encourages Dealer to support and participate in an advertising association in its respective area.

Eleventh
--------
                         DEALER COUNCIL REPRESENTATION
                         -----------------------------

GMC will support two National Dealer Councils comprised of a representative number of dealers, elected by GMC and Chevrolet Medium Duty Truck dealers as appropriate, who will convey the concerns of dealers to GMC. A Light Duty National Dealer Council will be comprised of GMC light truck dealers, and a Medium Duty National Dealer Council comprised of GMC and Chevrolet Medium Truck dealers. The National Dealer Council representatives, GMC management, and GMC dealers will serve jointly on committees which are created to focus on issues of mutual concern to dealers and GMC. Chevrolet Medium Truck dealers will serve on Medium Duty Council committees. GMC will meet with its National Dealer Council periodically to review those concerns and other mutual business issues.

The responsibility of the GMC National Dealer Council is to develop and maintain a business relationship between GMC and the dealer body that fosters the mutual interests of both Dealer and GMC. Council representatives will communicate with the dealer body in the Zone/Area they are representing by providing feedback on dealer council activities and informing the Dealer Council and GMC of dealer body concerns.

Twelfth
-------
                      BUSINESS MANAGEMENT RESPONSIBILITY
                      ----------------------------------

If Dealer is an authorized dealer for more than one division of General Motors, PONTIAC-GMC DIVISION will be primarily responsible for administering the provisions of the Dealer Agreements relating to the Dealer Statement of Ownership, Dealership Location and Premises Addendum, and Capital Standard Addendum. PONTIAC-GMC DIVISION will execute or extend those documents for all divisions.

Thirteenth
----------
                              DISPUTE RESOLUTION
                              ------------------

GMC and Dealer expect their differences will be few. If Dealer believes that a decision by GMC is unfair, Dealer may have it reviewed by GMC management so that it can be addressed and, if possible, resolved. Management review will promote a better understanding of the positions of GMC and Dealer and will provide for the mutually satisfactory resolution of most issues. However, if Dealer is not satisfied with the results of management review, Dealer is encouraged to submit the dispute to arbitration under the Dispute Resolution Process. The steps by which Dealer can seek management review and arbitration are described in a separate booklet (currently, GMMS 1019).

                         [LETTERHEAD OF PONTIAC . GMC]



                                             June 30, 1997


Serramonte Pontiac-Buick-GMC
600 Serramonte Blvd.
Colma, CA 94014-3218

Attention:  Dealer Operator

Dear Mr. Thomas A. Price:

This letter is written by Pontiac-GMC Division (hereinafter called "Pontiac") with Pontiac as Business Management Responsibility and will confirm our discussions regarding your request that Pontiac approve the ownership of your dealer entity by a Holding Company known as FirstAmerica Automotive, Inc.

The General Motors Corporation Dealer Sales and Service Agreement is a personal service contract and is entered into in reliance on the agreement of Pontiac and Dealer that certain person or persons specifically named in Paragraph THIRD therein as Dealer Operator will actively exercise full managerial authority in the Dealership Operations of Dealer, and that all Owners of Dealer will each continue to own both of record and beneficially, the percentage of ownership represented by Dealer in the Dealer Statement of Ownership approved by General Motors.

Experience over the years has shown that successful dealerships, in general, are those in which the individual or individuals who operate the dealership are also the ones who enjoy the financial benefits resulting from their successful management. It has also been found that a dealership cannot generally be operated satisfactorily where the handling of operating details are subject to actual or potential interference by parties who are solely financial participants.

Further, it has been Pontiac's policy for many years that Pontiac be able to identify and approve each party participating in the financial ownership and general management of dealerships selling and servicing its automotive products.

Occasionally, Pontiac receives requests from a dealer or the owners of a dealership that they be authorized to have some of the stock interest in the dealer entity held by or assigned or transferred to a holding company. Past experience indicates that the holding of a stock interest in the dealer entity by such groups tends to create operating problems and other difficulties in the dealership's business operations, and such type of ownership would, in many instances, be inconsistent with the intent and purpose of the successor and replacement dealer provisions of the Dealer Agreement.

For reasons such as these, Pontiac has had an operating policy that a Dealer Agreement would not be executed with an entity whose ownership is held indirectly. However, it is recognized that occasionally a situation may arise where indirect ownership is composed of the same person or persons as those with whom Pontiac is doing business in the particular dealership. In such cases, this policy provides that Pontiac may approve the holding of stock in the dealer entity by such group, with the express provision that there be no change unless such change has first been accepted in writing by Pontiac, and further provided that the dealer operator shall own an unencumbered interest in the dealer company and/or the parent company that is at least equivalent to 15% of the dealer company net worth.

You have represented and certified to Pontiac that all of the ownership of FirstAmerica Automotive, Inc., a Holding Company organized on 1/25/85, in the State of Nevada, is as set forth on Attachment "A" hereto.

After considering all matters relevant to your request, Pontiac hereby approves your request subject to the condition and understanding that the ownership of Transcar Leasing, Inc, as set forth on Attachment "A" hereto, will not be changed without the prior written approval of Pontiac which will be evidenced solely by means of an accepted replacement Attachment "A" duly signed on behalf of Pontiac. It is recognized that failure to obtain such prior written approval will constitute cause for termination of the Dealer Agreement under Article 14.5 thereof. Transcar Leasing, Inc. agrees to maintain accurate records reflecting the owners and manager of Transcar Leasing, Inc. and to provide a new Attachment "A" to Dealer and Pontiac upon request.


                                             Very truly yours,

                                             PONTIAC-GMC DIVISION
                                             General Motors Corporation


                                             /s/ Maurice Williams
                                             Maurice Williams
                                             Regional Manager

cc: Buick Division

Attachments

Agreed and Acknowledged

This 30 day of June, 1997
   Transcar Leasing, Inc.

By:  /s/ Thomas A. Price
   --------------------------
     Thomas A. Price

                     ATTACHMENT "A" TO "LETTER AGREEMENT"
                           WITH PONTIAC-GMC DIVISION

                             Dated:  June 30, 1997


           ---------------------------------------------------------

                           Statement of Ownership of
                            TRANSCAR LEASING, INC.
                              As of June 30, 1997

In accordance with the provisions of the Letter Agreement dated June 30, 1997, between Pontiac-GMC Division, General Motors Corporation, and Transcar Leasing, Inc., the undersigned hereby represents and certifies to Pontiac-GMC Division that the following information pertaining to record and/or beneficial ownership of the Transcar Leasing, Inc. and the Holding Company known as FirstAmerica Automotive, Inc. are true, accurate and complete:

--------------------------------------------------------------------------------
                  Owner/Entity                                Shares   % Owned
--------------------------------------------------------------------------------
Thomas A. Price                                             6,012,000  39.93%
TCW/Crescent Mezzinine Partners, L.P.                       3,032,000  20.14%
Donald V. Strough                                           1,580,000  10.49%
Fred Cziska                                                   688,000   4.57%
Al Babbington                                                 626,000   4.16%
Steven Hallock                                                480,000   3.19%
John Driebe                                                   204,000   1.36%
Management Options                                            455,000   3.02%
Embarcadero Automotive, LLC                                   590,000   3.92%
Raintree Capital, LLC                                         590,000   3.92%
Brown, Gibbons & Lang, LLC                                    303,000   2.01%
BB Investments                                                340,000   2.26%
H. Matthew Travis                                              20,000    .13%
Minority Shareholders                                         340,000    .90%.

                                        Total - 100%
                                                ----
                                        Net Worth As of April, 1997 - $2,411,476
                                                                      ----------
                                        Transcar Leasing, Inc.

                                        By:  /s/ Thomas A. Price
                                           --------------------------------
                                             Thomas A. Price, President



Ownership of Transcar Leasing, Inc. and FirstAmerica Automotive, Inc. are accepted as represented above.

                                        PONTIAC-GMC DIVISION
                                        GENERAL MOTORS CORPORATION


                                        By: /s/ Maurice Williams
                                           ------------------------------------
                                            Maurice Williams, Regional Manager

                                                  7/14/97
                                           -------------------------------------
                                                  Date

================================================================================


                         DEALER STATEMENT OF OWNERSHIP


     TRANSCAR LEASING, INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
     --------------------------------------------------------------------
                               Dealer Firm Name

                 COLMA, CALIFORNIA
            ------------------------------------------------------
                                  City, State

[_] a proprietorship, [_] a partnership or [X] a corporation incorporated on NOVEMBER 20, 1980 in the State of CALIFORNIA

[_]  other - specify __________________________________________________________

The undersigned Dealer hereby certifies that the following information is true, accurate and complete, as of JUNE 30, 1997

------------------------------------------------------------------------------------------------------------------------------------
Names and Titles of all individuals,              Active      If a Corporation, Show Number    Value of the Owner-      Percentage
beneficiaries of trust or other entities            in             of Shares and Class        ship Interest of Each         of
owning 5% or more of Dealer and entitled          Dealer-    ------------------------------    Person Listed Based      Ownership
to receive dividends or profits from               ship                  Type*      Voting       on Dealership's        of Record
Dealer as a result of ownership.                  (Yes or    Number       or        (Yes or     Current Net Worth       in Dealer
                                                    No)      Shares      Class        No)
(Identify Holding Company owners on GMMS 1014-4)
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAMERICA AUTOMOTIVE, INC.                        NO    5,055,152.00  COMM A      YES       $  2,411,476             100.00 %
------------------------------------------------------------------------------------------------------------------------------------
THOMAS A. PRICE
PRESIDENT                                            YES                                       $          0                  0 %
------------------------------------------------------------------------------------------------------------------------------------


                                                                                               $                               %
------------------------------------------------------------------------------------------------------------------------------------


                                                                                               $                               %
------------------------------------------------------------------------------------------------------------------------------------


                                                                                               $                               %
------------------------------------------------------------------------------------------------------------------------------------


                                                                                               $                               %
------------------------------------------------------------------------------------------------------------------------------------


TOTAL                                                XXX   5,055,152.00  COMM A      XXX       $  2,411,476             100.00 %
------------------------------------------------------------------------------------------------------------------------------------

*Indicate various classes of common or preferred stock issued. State Par Value of each share of preferred stock

Remarks:



     TRANSCAR LEASING,  INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
     -------------------------------------------------------------------------
                               Dealer Firm Name

                                              PONTIAC-GMC DIVISION
                                              GENERAL MOTORS CORPORATION

 By [SIGNATURE ILLEGIBLE]       6/30/97    By [SIGNATURE ILLEGIBLE]     7/14/97
   ------------------------------------       ---------------------------------
   Signature and Title             Date       ZONE MANAGER                 Date

================================================================================

     TRANSCAR LEASING, INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
     ------------------------------------------------------------------------
                               Dealer Firm Name

                 COLMA, CALIFORNIA
                 --------------------------------------------------
                                  City, State

--------------------------------------------------------------------------------------------------------------------------
List below any person named on Page 1 that has any ownership in, or is active in the management of, any other entity that merchandises motor vehicles other than those marketed by General Motors.
--------------------------------------------------------------------------------------------------------------------------
                    Name                                         Firm Name, Address and Position and Product Line(s)
--------------------------------------------------------------------------------------------------------------------------
THOMAS A. PRICE                                             STEVENS CREEK NISSAN
                                                            SANTA CLARA              , CALIFORNIA
                                                            PRESIDENT
                                                            NISSA


THOMAS A. PRICE                                             DODGE OF SERRAMONTE
                                                            COLMA                    , CALIFORNIA
                                                            PRESIDENT
                                                            DODGE


THOMAS A. PRICE                                             NISSAN OF SERRAMONTE
                                                            COLMA                    , CALIFORNIA
                                                            PRESIDENT
                                                            NISSA


THOMAS A. PRICE                                             ISUZU OF SERRAMONTE
                                                            COLMA                    , CALIFORNIA
                                                            PRESIDENT
                                                            ISUZU





--------------------------------------------------------------------------------------------------------------------------

                    STATEMENT OF HOLDING COMPANY OWNERSHIP

     TRANSCAR LEASING, INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
     ------------------------------------------------------------------------
                               Dealer Firm Name

                 COLMA, CALIFORNIA
               ----------------------------------------------------
                                  City, State

-----------------------------------------------------------------------------------------------------------------------
  INVESTORS FOR                                                                                       PERCENT OF
  FIRSTAMERICA AUTOMOTIVE,  INC.                                                                       OWNERSHIP
-----------------------------------------------------------------------------------------------------------------------
     THOMAS A. PRICE                                                                                       39.93  %
-----------------------------------------------------------------------------------------------------------------------
     TCW/CRESCENT MEZZININE PARTNER                                                                        20.14  %
-----------------------------------------------------------------------------------------------------------------------
     DONALD V. STROUGH                                                                                     10.49  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  %
-----------------------------------------------------------------------------------------------------------------------

================================================================================

                           CAPITAL STANDARD ADDENDUM
                                      TO
                          GENERAL MOTORS CORPORATION
                      DEALER SALES AND SERVICE AGREEMENT


 This Capital Standard Addendum, effective JUNE 30 1997, is pursuant to Article 10 of the Dealer Sales and Service Agreement in effect between General Motors and Dealer.

 General Motors has determined that the minimum net working capital (standard) necessary for this Dealer to adequately conduct Dealership Operations consistent with the Dealer's responsibilities is $ 1,000,000.00.

 Dealer has established, or will, within a reasonable time, establish and maintain actual dealer net working capital in an amount not less than the minimum amount specified above.

                                GENERAL MOTORS
                        DEALER CAPITAL STANDARD PROGRAM

 General Motors Corporation has endeavored, through the General Motors Capital Standard Program, to help dealers develop sound financial positions. Over the years, this Program has contributed substantially to the effectiveness and relative permanency of General Motors dealers as a whole.

 The purpose of the General Motors Dealers Capital Standard Program is to establish the minimum amount of regularly needed net working capital which should be provided by the owners through capital stock, other investment and earnings.

 A minimum net working capital standard is established for each dealer based on the dealership operations it is expected to conduct under its Dealer Sales and Service Agreement(s). Dealer having actual net working capital equal to the standard established for the dealership operations contemplated at its dealership location should have net working capital sufficient to operate through normal variations in the business cycle, provided its management prudently maximizes the use of those funds.

 Net working capital, as it is commonly understood, is the difference between current assets and current liabilities without reference to the source from which the working capital has been obtained. As used herein, however, the actual dealer net working capital to be compared to the standard shall be determined by arriving at the sum of Total Current Assets plus Driver Training Vehicles, Lease and Rental Units and Total Accumulated LIFO Writedown minus the sum of Total Liabilities excluding those listed below.

 Those liabilities which are not subtracted are:

    1. Long term notes payable which are qualified long term debt. Qualified long term debt is defined by the following criteria:

          a. The note must be payable to an owner of Dealer.
          b. Principal payments must be restricted to profits.
          c. The amount to be excluded is limited to 50% of the standard.

       This exception is made because an owner would be less inclined to collect on a note payable at maturity than an outside creditor when payment of such a note would place the dealership in financial jeopardy.

    2. Long term notes payable secured by real property.

       This exception is made because dealers are not required to own land and buildings which they use. Many dealers, however, elect to acquire and hold title to all or a portion of such real property, thereby investing a portion of the total equity capital in land and buildings which would otherwise be available for working capital purposes.

   TRANSCAR LEASING, INC.
   DBA SERRAMONTE PONTIAC-BUICK-GMC
   ---------------------------------------------------------------------------
                               Dealer Firm Name

   COLMA,  CALIFORNIA
   --------------------------------------------
                       City, State

                                     PONTIAC-GMC DIVISION
                                     GENERAL MOTORS CORPORATION

                                   By /s/
                                      ----------------------------------------
                                      ZONE MANAGER                        Date

================================================================================

================================================================================

                         DEALER STATEMENT OF OWNERSHIP

     TRANSCAR LEASING, INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
   --------------------------------------------------------------------------
                               Dealer Firm Name

                 COLMA, CALIFORNIA
            ------------------------------------------------------
                                  City, State

[_] a proprietorship, [_] a partnership or [X] a corporation incorporated on NOVEMBER 20, 1980 in the State of CALIFORNIA

[_]  other - specify __________________________________________________________

The undersigned Dealer hereby certifies that the following information is true, accurate and complete, as of JUNE 30, 1997

------------------------------------------------------------------------------------------------------------------------------------
Names and Titles of all individuals,              Active      If a Corporation, Show Number    Value of the Owner-      Percentage
beneficiaries of trust or other entities            in             of Shares and Class        ship Interest of Each         of
                                                             ------------------------------
owning 5% or more of Dealer and entitled          Dealer-                                      Person Listed Based      Ownership
to receive dividends or profits from               ship                  Type*      Voting       on Dealership's        of Record
Dealer as a result of ownership.                  (Yes or    Number       or        (Yes or     Current Net Worth       in Dealer
                                                    No)      Shares      Class        No)
(Identify Holding Company owners on GMMS 1014-4)
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAMERICA AUTOMOTIVE, INC.                      NO      5,055,152.00  COMM A     YES         $     2,599,013         100.00  %
------------------------------------------------------------------------------------------------------------------------------------

THOMAS A. PRICE
PRESIDENT                                          YES                                          $             0              0  %
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                $                                %
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                $                                %
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                $                                %
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                $                                %
------------------------------------------------------------------------------------------------------------------------------------


TOTAL                                              XXX     5,055,152.00  COMM A     XXX         $     2,599,013         100.00   %
------------------------------------------------------------------------------------------------------------------------------------

*Indicate various classes of common or preferred stock issued. State Par Value of each share of preferred stock

 Remarks:


     TRANSCAR LEASING,  INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
   --------------------------------------------------------------------------
                               Dealer Firm Name

                                                BUICK MOTOR DIVISION
                                                GENERAL MOTORS CORPORATION

 By /s/                        7/21/97       By /s/                      7/28/97
   -----------------------------------          --------------------------------
    Signature and Title           Date          ZONE/BRANCH MANAGER         Date

     TRANSCAR LEASING,  INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
 ------------------------------------------------------------------------------
                               Dealer Firm Name

                 COLMA, CALIFORNIA
             --------------------------------------------------------
                                  City, State

----------------------------------------------------------------------------------------------------
List below any person named on Page 1 that has any ownership in, or is active in the management of, any other entity that merchandises General Motors Automotive Products.
----------------------------------------------------------------------------------------------------

          Name               Firm Name, Address and Position and Product Line(s)
----------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
List below any person named on Page 1 that has any ownership in, or is active in the management of, any other entity that merchandises motor vehicles other than those marketed by General Motors.
----------------------------------------------------------------------------------------------------

          Name               Firm Name, Address and Position and Product Line(s)

----------------------------------------------------------------------------------------------------
THOMAS A. PRICE          LINCOLN-MERCURY OF SERRAMONTE
                         COLMA                     , CALIFORNIA
                         PRESIDENT
                         LINCO

THOMAS A. PRICE          LEXUS OF SERRAMONTE
                         COLMA                     , CALIFORNIA
                         PRESIDENT
                         LEXUS

THOMAS A. PRICE          SERRAMONTE LINCOLN-MERCURY
                         COLMA                     , CALIFORNIA
                         PRESIDENT
                         LINCO


----------------------------------------------------------------------------------------------------

     TRANSCAR LEASING, INC.
     DBA SERRAMONTE PONTIAC-BUICK-GMC
     ---------------------------------------------------------------------------
                               Dealer Firm Name

                 COLMA, CALIFORNIA
                 -------------------------------------------------
                                  City, State


----------------------------------------------------------------------------------------------
List below any person named on Page 1 that has any ownership in, or is active in the management of, any other entity that merchandises motor vehicles other than those marketed by General Motors.
----------------------------------------------------------------------------------------------

          Name                          Firm Name, Address and Position and Product Line(s)

----------------------------------------------------------------------------------------------
THOMAS A. PRICE                    STEVENS CREEK NISSAN
                                   SANTA CLARA                   , CALIFORNIA
                                   PRESIDENT
                                   NISSA


THOMAS A. PRICE                    DODGE OF SERRAMONTE
                                   COLMA                         , CALIFORNIA
                                   PRESIDENT
                                   DODGE


THOMAS A. PRICE                    NISSAN OF SERRAMONTE
                                   COLMA                         , CALIFORNIA
                                   PRESIDENT
                                   NISSA


THOMAS A. PRICE                    ISUZU OF SERRAMONTE
                                   COLMA                         , CALIFORNIA
                                   PRESIDENT
                                   ISUZU






----------------------------------------------------------------------------------------------